                                                                   Exhibit 10.15

   CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


                                                                          [LOGO]

                                                         One Great Eastern Wharf
                                                                   Parkgate Road
                                                                 London SW11 4NQ

                                                                 020 7326 8400 T
                                                                 020 7326 8401 F
                                                              www.corechange.com
                                                              ------------------

March 30, 2000

Dana Cuffe
Credit Suisse First Boston (Europe) Limited
One Cabot Square
London E14 4QJ

License Proposal Reference - RL155

Dear Dana,

Corechange is pleased to present this proposal to CSFB.

PROJECT PACKAGE:      [**] includes:
                         -   40 Coreport 2.1 Browser Clients
                         -   Coreport 2.1 Server Engine
                         -   Coretools API and Corelinks Standard Interfaces
                         -   Coreport Knowledge Management
                         -   40 Hours On-Site Installation/Configuration Support
                         -   40 CoreAlign User Licences

Additionally, as a strategic client, we would like to offer Credit Suisse First Boston the option of receiving at no additional charge all new Corelinks interfaces ("portal functions") released as part of Coreport through April 31, 2000.

Additional user licences will be charged at [**] per seat up to a total of 100 users. If CSFB order more than 100 user licences, the price per seat will be renegotiated.

   CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Credit Suisse First Boston agrees in return for receiving preferential licence pricing to allow Corechange to make reference to Credit Suisse First Boston as a client using our software, providing that they are given editorial control of any material and that they have the final decision on the context, be it advertising or the facilitation of prospect reference. Corechange agrees to follow any Credit Suisse First Boston public relations guidelines in this regard.

MAINTENANCE:

For 6 months from receipt of the order maintenance will be [**]. After this time, maintenance will be charged at [**] of licence list price:

                           -   9am-5:30pm UK Time Zone Help Desk Access
                           -   Maintenance Releases

CONSULTANCY SERVICES:

Credit Suisse First Boston's Installation/Configuration includes, up to 40 total houirs:
                  -    Software installation, basic configuration
                  -    User information load or import
                  -    Role layout and assistance
                  -    Corelinks configuration
                  - Configuration of Corechange Knowledge server (Based on Autonomy)
                  -    Custom portal function creation and configuration
                  - Other related services, time permitting, based on client preferences

                  Credit Suisse First Boston responsibilities include:
                  -    HArdware and Network installation and support
                  - User, Role, Content (internal and external) definition and gathering
                  -    Portal Layout and Look-and-Feel Planning
                  - A commitment for the business sponsor and project manager to attend a facilitated workshop as detailed below.

The deliverables of the portal project are to be determined in a workshop to be held between Credit Suisse First Boston's Business Sponsor and Project Manager and representatives of the Corechange project team.

PAYMENT TERMS:

At the start of the Pilot/Demo Corechange will invoice [**] of the project cost. The remaining [**] will be invoiced when Credit Suisse First Boston have utilised the 40 hours consulting.

Reasonable travel expenses are not included and will be billed separately, with Credit Suisse First Boston's authorisation.

Your signature below confirms acceptance of this proposal in accordance with the standard terms and conditions of Corechange UK and allows Corechange to assign resources and begin scheduling project activities. I am confident the Corechange solution will be a success at Credit Suisse First Boston, and look forward to working with you.

Signed,


/s/ Joachim Zetterlund               /s/ Dana Cuffe
----------------------------         -------------------------------------------
Joachim Zetterlund                   Dana Cuffe
UK Managing Director                 Managing Director operations & Technology
Corechange UK Ltd                    Credit Suisse First Boston (Europe) Limited